UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2017

SAGE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 299-8380

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Sage Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2017. As of April 10, 2017, the record date for the Annual Meeting, there were 37,328,237 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2017: (i) to elect Michael Cola and Jeffrey M. Jonas as Class III directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2020 and until their successors have been duly elected and qualified (“Proposal 1”), (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal 2”) and (iii) to hold an advisory vote to approve the compensation paid to the Company’s named executive officers (“Proposal 3”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class III directors as follows:

Class III Director Nominee	For	Against	Abstain	Broker Non-Votes
Michael Cola	22,173,881	7,670,296	144,978	3,342,203
Jeffrey M. Jonas	25,862,154	3,982,023	144,978	3,342,203

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
33,269,910	37,494	23,954

The Company’s stockholders voted to approve, on an advisory basis, the compensation of the named executive officers in Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
29,870,567	92,634	25,954	3,342,203

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

*     *      *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017	SAGE THERAPEUTICS, INC.

	By:	/s/ Anne Marie Cook
Anne Marie Cook
Senior Vice President, General Counsel